FEBRUARY 1, 2000

AS SUPPLEMENTED JUNE 5, 2000


TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
--------------------------------------------------------------
PROSPECTUS

                                INSTITUTIONAL INTERNATIONAL EQUITY FUND
                                INSTITUTIONAL GROWTH EQUITY FUND
                                INSTITUTIONAL GROWTH AND INCOME FUND
                                INSTITUTIONAL EQUITY INDEX FUND
                                INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
                                INSTITUTIONAL BOND FUND
                                INSTITUTIONAL MONEY MARKET FUND
                              -------------------------------

                              [TIAA CREF LOGO]

Each investment portfolio, or "Fund," currently offers a single class of shares, which is described in this prospectus. The shares are only available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Table of Contents


SUMMARY INFORMATION........................................      1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..............      1
     Dual Investment Management Strategy(SM)...............      1
     General Risks of Investing in the Funds...............      2
     Institutional International Equity Fund...............      2
     Institutional Growth Equity Fund......................      3
     Institutional Growth and Income Fund..................      4
     Institutional Equity Index Fund.......................      4
     Institutional Social Choice Equity Fund...............      5
     Institutional Bond Fund...............................      5
     Institutional Money Market Fund.......................      6
  PAST PERFORMANCE.........................................      7
  FEES AND EXPENSES........................................      8
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS................      9
  EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT
     STRATEGY(SM)..........................................     10
     Institutional International Equity Fund...............     11
     Institutional Growth Equity Fund......................     12
     Institutional Growth and Income Fund..................     13
  OTHER EQUITY FUNDS.......................................     14
     Institutional Equity Index Fund.......................     14
     Institutional Social Choice Equity Fund...............     15
  ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS....     17
  THE FIXED-INCOME FUNDS...................................     18
     Institutional Bond Fund...............................     18
     Institutional Money Market Fund.......................     20
  RISKS OF INVESTING IN ANY OF THE FUNDS...................     22
     General Investment Risks..............................     22
  MANAGEMENT OF THE FUNDS..................................     23
     The Funds' Investment Adviser.........................     23
     Prior Performance of Investment Adviser...............     24
     Team Management.......................................     27
     Service Providers.....................................     28
CALCULATING SHARE PRICE....................................     28
DIVIDENDS AND DISTRIBUTIONS................................     29

TAXES......................................................     30
YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES.........     32
  ELIGIBLE INVESTORS.......................................     32
  PURCHASE OF FUND SHARES..................................     33
     Purchases by Eligible Investors.......................     33
     Investing through the Trust Company...................     33
     Points to Remember for All Purchases..................     34
     In-Kind Purchases of Shares...........................     34
  HOW TO REDEEM SHARES.....................................     35
     Redemptions by Eligible Investors.....................     35
     Redeeming Shares through the Trust Company............     36
     In-Kind Redemptions of Shares.........................     36
  HOW TO EXCHANGE SHARES...................................     36
     Exchanges by Eligible Investors.......................     36
     Making Exchanges through the Trust Company............     36
  OTHER INVESTOR INFORMATION...............................     37
FINANCIAL HIGHLIGHTS.......................................     40

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Summary Information

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

TIAA-CREF Institutional Mutual Funds consists of seven different Funds:

               Institutional International Equity Fund

               Institutional Growth Equity Fund

               Institutional Growth and Income Fund

               Institutional Equity Index Fund

               Institutional Social Choice Equity Fund

               Institutional Bond Fund

               Institutional Money Market Fund

DUAL INVESTMENT MANAGEMENT STRATEGY(SM)
Three of the Funds (the Institutional International Equity Fund, the Institutional Growth Equity Fund, and the Institutional Growth and Income Fund) use TIAA-CREF's Dual Investment Management Strategy(SM). Each of these Funds has a "stock selection" and an "enhanced index" segment.

- The stock selection segment holds a relatively small number of stocks that the Fund manager believes offer superior returns. These stocks are chosen using fundamental analysis.

- The enhanced index segment seeks to outperform the Fund's benchmark index while limiting the possibility of significantly underperforming the benchmark. The Fund manager attempts to outperform the benchmark index by over- or under-weighting many stocks in the index by small amounts, based on proprietary scoring models.

The Fund manager has certain flexibilities, using the Dual Investment Management Strategy, to allocate amounts between the stock selection segment and the enhanced index segment, based upon investment opportunities that the Fund manager determines to be available at any particular time. This approach enables the Funds to stay fully invested even when the Fund manager cannot find sufficient investment opportunities for the stock selection segment.

The Institutional Equity Index Fund, the Institutional Social Choice Equity Fund, the Institutional Bond Fund, and the Institutional Money Market Fund do not use the Dual Investment Management Strategy. See their descriptions below.

GENERAL RISKS OF INVESTING IN THE FUNDS
The Funds are subject to the following general risks:

- Market Risk--Stock and bond prices in general can decline over short or extended periods as a result of political or economic events.

- Interest Rate Risk--Bond or stock prices may decline if interest rates change.

- Company Risk--A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its securities may go down, or the company may not be able to pay principal and interest on its bonds when due.

Special risks associated with particular Funds are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could underperform other investments.

INSTITUTIONAL INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks favorable long-term returns, mainly through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy. For the Fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We look for companies of all sizes that have certain characteristics such as sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the Fund is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index.

SPECIAL INVESTMENT RISKS: Changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the Fund's investments. These risks may be even more pronounced for the Fund's investments in emerging market countries.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek above-average long-term returns, who understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing.

INSTITUTIONAL GROWTH EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions, using the Dual Investment Management Strategy. For its stock selection segment, the Fund looks primarily for companies that we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. It can also invest in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments may range from 0 to 40 percent of the Fund's portfolio. The benchmark index for the Fund is the Russell 3000(R) Growth Index. (Russell 3000 is a trademark and a service mark of the Frank Russell Company.)

SPECIAL INVESTMENT RISKS: The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. This means the Fund will probably be more volatile than the overall stock market. With foreign investments, changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the Fund's investments.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are looking for long-term capital appreciation, but who are willing to tolerate fluctuations in value.

INSTITUTIONAL GROWTH AND INCOME FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy. For its stock selection segment, the Fund manager looks primarily for stocks of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. The Fund may also invest in rapidly growing smaller companies and may have up to 20 percent of its assets in foreign securities. Normally, at least 80 percent of the Fund's assets will be income-producing equity securities selected for their investment potential. The benchmark index for the Fund is the Standard & Poor's 500 ("S&P 500") Index.

SPECIAL INVESTMENT RISKS: Stocks paying relatively high dividends may at times significantly underperform other stocks during periods of rapid market appreciation. Changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the Fund's foreign investments.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and current income but who also can accept the risk of market fluctuations.

INSTITUTIONAL EQUITY INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

PRINCIPAL INVESTMENT STRATEGIES: The Fund is designed to track U.S. equity markets as a whole and invests in stocks in the Russell 3000(R) Index. The Fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the Index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS: While the Fund attempts to closely track the Russell 3000(R) Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the Fund will match that of the index.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index.

INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in a diversified set of common stocks. The Fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Index, while investing only in companies whose activities are consistent with the Fund's social criteria. It does this primarily by investing in S&P 500 companies that are not excluded by the Fund's social criteria, so that the Fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this Fund may not be able to take advantage of the same opportunities or market trends as do the Funds that don't use such criteria.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek an equity investment that is generally broad-based but excludes companies that engage in certain activities.

INSTITUTIONAL BOND FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in a broad range of debt securities. The majority of the Fund's portfolio is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed or other asset-backed securities. The Fund holds mainly investment grade securities rated in the top four credit categories by Moody's or Standard & Poor's. The Fund is managed to track the duration of the benchmark index for the Fund, the Lehman Brothers Aggregate Bond Index. (Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates.) The Fund will overweight or underweight individual securities or sectors depending on where we find undervalued, overlooked or misunderstood issues that offer the potential for superior returns compared to the Lehman index. The Fund may also invest in non-investment grade securities (also called "high-yield" or "junk" bonds) or privately placed (non-registered) securities.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk--that is, prices of bonds held by the Fund may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years would decline by approximately 5%. Investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates would cause the underlying mortgages to be paid off sooner or later than expected. If unanticipated prepayments occur as a result of a declining interest rate environment, the Fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. If unanticipated extensions occur as a result of a rising interest rate environment, the Fund may not have sufficient cash available for reinvestment when expected. High-yield securities involve higher risks than investment grade bonds.

WHO MAY WANT TO INVEST: The Fund may be appropriate for those who want to invest in a general bond fund with a slightly higher level of risk than a traditional bond fund.

INSTITUTIONAL MONEY MARKET FUND
INVESTMENT OBJECTIVE: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The benchmark index for the Fund is the IBC Money Fund All-Taxable Average.

SPECIAL INVESTMENT RISKS: The Fund is subject to current income volatility--that is, the income received by the Fund may decrease as a result of a decline in interest rates.

WHO MAY WANT TO INVEST: The Fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

An investment in the Institutional Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PAST PERFORMANCE

No performance data for TIAA-CREF Institutional Mutual Funds is included in this prospectus because none of the Funds has been in operation for one full calendar year.

Performance information for other registered investment companies managed by the investment advisory personnel who manage TIAA-CREF Institutional Mutual Funds is provided on page 26 of this prospectus.

FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)
----------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)                                                0%
Maximum Deferred Sales Charge                                    0%
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions                                            0%
Redemption Fee                                                   0%
Exchange Fee                                                     0%

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------
                                                           TOTAL     FEE WAIVER
                                                          ANNUAL       AND/OR
                                    MANAGE-    OTHER       FUND       EXPENSE
                                     MENT     EXPENSES   OPERATING   REIMBURSE-     NET
                                     FEES       (1)      EXPENSES    MENT (2,3)   EXPENSES
------------------------------------------------------------------------------------------
Institutional International Equity
  Fund                                0.27%      0.20%       0.47%        0.18%      0.29%
Institutional Growth Equity Fund      0.23%      0.15%       0.38%        0.16%      0.22%
Institutional Growth and Income
  Fund                                0.23%      0.15%       0.38%        0.16%      0.22%
Institutional Equity Index Fund       0.18%      0.15%       0.33%        0.16%      0.17%
Institutional Social Choice Equity
  Fund                                0.19%      0.15%       0.34%        0.16%      0.18%
Institutional Bond Fund               0.18%      0.15%       0.33%        0.14%      0.19%
Institutional Money Market Fund       0.15%      0.15%       0.30%        0.14%      0.16%

---------------
(1) "Other Expenses" is based on estimated amounts for the current fiscal year.

(2) Teachers Advisors, Inc. ("Advisors"), the investment manager for the Funds, has agreed to waive a portion of the Management Fees equal to, on an annual basis: 0.09% of the average daily net assets of the Institutional International Equity Fund; 0.07% of the average daily net assets of each of the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, and the Institutional Social Choice Equity Fund; and 0.05% of the average daily net assets of each of the Institutional Bond Fund and the Institutional Money Market Fund. This waiver is contractual and will remain in effect until July 1, 2003.

(3) Advisors has agreed to reimburse the Institutional International Equity Fund so that Other Expenses, which do not include investment management fee expenses, do not exceed, on an annual basis, 0.11% of its average daily net assets and to reimburse each of the other Funds so that Other Expenses do not exceed, on an annual basis, 0.06% of its average daily net assets. This reimbursement agreement is contractual and will remain in effect until July 1, 2003.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR      3 YEARS
--------------------------------------------------------------------------------
Institutional International Equity Fund                         $30          $93
Institutional Growth Equity Fund                                $23          $71
Institutional Growth and Income Fund                            $23          $71
Institutional Equity Index Fund                                 $17          $55
Institutional Social Choice Equity Fund                         $18          $58
Institutional Bond Fund                                         $19          $61
Institutional Money Market Fund                                 $16          $52

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Investment Objectives, Strategies and Risks

Each of the individual investment portfolios, or Funds, described below has its own investment objective. The following describes each Fund's investment objective, the principal investment strategies and techniques each Fund uses to accomplish its objective, and the principal types of securities each Fund purchases. These policies and techniques are not fundamental and may be changed by our Board of Trustees without shareholder approval. However, we'll notify you of any significant changes. For a complete listing of the Funds' policies and restrictions, see the Statement of Additional Information ("SAI").

There is no guarantee that any Fund will meet its investment objective.

EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

The Institutional International Equity Fund, the Institutional Growth Equity Fund, and the Institutional Growth and Income Fund use TIAA-CREF's Dual Investment Management Strategy(SM), which works like this:

     Each of these three equity Funds has two separate segments called the "stock selection" segment and the "enhanced index" segment. The relative sizes of these two segments vary as the Fund manager shifts money between them in response to investment opportunities.

     The stock selection segment holds a relatively small number of stocks that the Fund manager believes offer superior returns. The managers of these equity Funds will usually use fundamental analysis to select individual stocks or sectors for investment in the stock selection segment. Each equity Fund's stock selection segment is described further below.

     Money that is not invested in an equity Fund's stock selection segment goes to its enhanced index segment. Here the goal is two-fold: (1) to outperform each Fund's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The Funds' managers attempt to outperform the benchmark indexes by over- or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, a Fund will hold more or less of some stocks than does its benchmark index. The managers attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks.

The Dual Investment Management Strategy enables the Funds to stay fully invested even when the Fund manager cannot find sufficient investment opportunities for the stock selection segment.

The benchmarks for each Fund's enhanced index segment currently are as follows:

              FUND                           BENCHMARK
----------------------------------------------------------------
Institutional International        MSCI EAFE(R) (Europe,
  Equity Fund                        Australasia, Far East)
                                     Index
Institutional Growth Equity Fund   Russell 3000(R) Growth Index
Institutional Growth and Income    S&P 500(R) Index
  Fund

Using these indices is not a fundamental policy of TIAA-CREF Institutional Mutual Funds, so we can substitute other indices without shareholder approval. We'll notify you before we make such a change.

INSTITUTIONAL INTERNATIONAL EQUITY FUND
The INSTITUTIONAL INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments. The Fund intends to always have at least 80 percent of its assets in equity securities of companies located in at least three different countries, other than the United States.

The Fund uses the Dual Investment Management Strategy. The Fund may invest in companies of all sizes. For the Fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We do, however, regularly monitor the Fund's sector and country exposure in order to control risk.

In particular, we look for companies of all sizes that have certain characteristics, such as:

- sustainable growth

- focused management with successful track records

- unique and easy-to-understand franchises (brands)

- undervalued stock prices based on current earnings, assets, and long-term growth prospects

- consistent generation of free cash flow

SPECIAL INVESTMENT RISKS: The Fund is subject to the general investment risks described on page 22. In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation, or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social, or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; or (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The Fund will focus its investments primarily in those countries which are included in the MSCI EAFE Index.

INSTITUTIONAL GROWTH EQUITY FUND
The INSTITUTIONAL GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth. Normally, the Fund will have at least 80 percent of its assets in equity securities that have the potential for capital appreciation.

The Fund uses the Dual Investment Management Strategy. The Fund's stock selection segment can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for compa-nies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

The Fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The Fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

The Institutional Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the Fund may have from 0 to 40 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

SPECIAL INVESTMENT RISKS: The Fund is subject to the general investment risks described on page 22. In addition, there are special risks to investing in growth stocks. The Fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Institutional Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

The Fund's foreign holdings are subject to the risks of foreign investments. These include, among others: changes in currency exchange rates; possible imposition of market controls or currency exchange controls; possible imposition of withholding taxes on dividends and interest; and possible seizure, expropriation, or nationalization of assets.

INSTITUTIONAL GROWTH AND INCOME FUND
The INSTITUTIONAL GROWTH AND INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80 percent of the Fund's assets will be income-producing equity securities selected for their investment potential.

The Fund invests in a broadly diversified portfolio of common stocks, using the Dual Investment Management Strategy. The Fund's stock selection segment concentrates on individual companies rather than sectors or industries. We look for stocks of larger, well-established companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The Fund may also invest in rapidly growing smaller companies. It can have up to 20 percent of its assets in foreign securities.

SPECIAL INVESTMENT RISKS: The Fund is subject to the general investments risks described on page 22.

The Fund's foreign holdings are subject to the risks of foreign investments. These include, among others: changes in currency exchange rates; possible imposition of market controls or currency exchange controls; possible imposition of withholding taxes on dividends and interest; and possible seizure, expropriation, or nationalization of assets.

OTHER EQUITY FUNDS

INSTITUTIONAL EQUITY INDEX FUND
The INSTITUTIONAL EQUITY INDEX FUND seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R), a broad market index.

Although the Fund invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the Fund even if it performs poorly, unless the company is removed from the Russell 3000.

Using the Russell 3000 Index isn't fundamental to the Fund's investment objective and policies. We can change the index used in this Fund at any time and will notify you if we do so.

The Fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000 but may not always do so.

The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $178 million to $407.2 billion with an average of $5.34 billion as of December 31, 1999. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.

SPECIAL INVESTMENT RISKS: While the Fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index, the Fund does not invest in all 3,000 stocks in the index. Thus, there is no guarantee that the performance of the Fund will match that of the index. Also, because the index's returns aren't reduced by investment and other operating expenses, the Fund's ability to match the index will be adversely affected by the costs of buying and selling stocks as well as other expenses. The stock prices of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
The INSTITUTIONAL SOCIAL CHOICE EQUITY FUND seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80% of the Fund's assets will be invested in common stocks.

The Fund attempts to track the return of the U.S. stock market as represented by the Standard & Poor's 500 Index. It does this primarily by investing in S&P 500 companies that are not excluded by the Fund's social criteria, so that the Fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.


The social criteria the Fund takes into consideration are non-fundamental investment policies. They can change without the approval of the Fund's shareholders. Currently, the Fund invests only in companies that do not:

- have a significant portion of their business in weapons manufacturing;

- produce and market alcoholic beverages or tobacco products;

- have a significant portion of their business in gaming or gambling operations;

- engage in activities that result or are likely to result in significant damage to the natural environment;

- produce nuclear energy; or

- have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principals and in compliance with the Fair Employment Act of 1989 (Northern Ireland).


For the first three criteria, we assess the issuer to decide whether the activity is a "significant" part of its business--basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determining whether a particular activity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the Fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The Fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The Fund can also invest up to 15% of its assets in foreign securities.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this Fund may not be able to take advantage of the same opportunities or market trends as do the Funds that don't use such criteria.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS

While the equity Funds invest primarily in common stocks, each equity Fund can also invest, to a limited extent, in other equity securities such as preferred stock, convertible securities, and warrants. Each equity Fund can also hold short-term debt securities of the same type as those held by the Institutional Money Market Fund (see page 20) and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The equity Funds can also hold fixed-income securities they acquire because of mergers, recapitalizations, or otherwise.

Similarly, each equity Fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the equity Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The equity Funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a Fund's investment objective and restrictions.

THE FIXED-INCOME FUNDS

INSTITUTIONAL BOND FUND
The INSTITUTIONAL BOND FUND seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the Fund's assets will be invested in bonds.

The Fund's portfolio is invested primarily in a broad range of debt securities. The majority is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed or other asset-backed securities. The Fund's holdings are mainly investment grade securities rated in the top four credit categories by Moody's or Standard & Poor's, or that we determine are of comparable quality. The Fund is managed to track the duration of the benchmark index for the Fund, the Lehman Brothers Aggregate Bond Index. (Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates.) As of December 31, 1999, the duration of the Lehman Brothers Aggregate Bond Index was 4.92 years. By keeping the duration of the Fund close to the duration of the Lehman index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund will overweight or underweight individual securities or sectors, as compared to their weight in the Lehman index, depending on where we find undervalued, overlooked or misunderstood issues that offer the potential for superior investment returns compared to the Lehman index. The Fund can make foreign investments, but we don't expect them to exceed 15 percent of the Fund's assets. The Fund can also invest in money market instruments.

The Fund may also invest in securities with special features in an effort to enhance its total return. This category of the Fund's portfolio will primarily consist of privately placed securities (including "Rule 144A" private placements) or non-investment grade securities (also called "high-yield" or "junk" bonds, which are rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). The Fund will not invest more than 25 percent of its assets in privately placed and high-yield securities.

The Institutional Bond Fund's investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest by the CMOs.

The Fund may use an investment strategy called "mortgage rolls," in which we "roll over" an investment in a mortgage-backed security before its settlement date for a similar security with a later settlement date. The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These strategies are both designed to enhance the Fund's returns, but they do increase the Fund's portfolio turnover rate. However, we don't expect these strategies to significantly raise the Fund's capital gains.

The Fund may make certain other investments, but not as principal strategies. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, the Fund can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund's investment objective and restrictions.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk--that is, prices of portfolio securities held by the Fund may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years would decline by approximately 5%.

Non-investment-grade securities are usually called "high-yield" or "junk" bonds. These lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds (those rated Baa or higher by Moody's or rated BBB or higher by S&P). Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

The above risks of holding high-yield bonds can also apply to the lower levels of "investment grade" bonds (for example, Moody's Baa and S&P's BBB). Also, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings agency like Moody's or S&P believe the issuer's business outlook or creditworthiness has deteriorated. A downgraded security already held in the Fund's portfolio may or may not be sold, depending on our analysis of the issuer's financial prospects. We don't rely exclusively on ratings agencies when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

The Fund can also invest in privately placed debt securities. One risk of investing in private placements is that they may be difficult to sell for their fair market value.

The Fund's investments in mortgage-backed securities are subject to prepayment or extension risk, which is the possibility that a change in interest rates may cause the underlying mortgages to be paid off sooner or later than expected. If unanticipated prepayment occurs as a result of a declining interest rate environment, the Fund would then have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. If unanticipated extension occurs as a result of a rising interest rate environment, the Fund may not have sufficient cash available for reinvestment when expected.

INSTITUTIONAL MONEY MARKET FUND
The INSTITUTIONAL MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Institutional Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund's assets in dollar-denominated securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this Fund.

The Fund will invest primarily in:

     (1) commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

     (2) obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

     (3) securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

     (4) other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

     (5) repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

     (6) participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

     (7) asset-backed securities issued by domestic corporations or trusts;

     (8) obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

     (9) obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Institutional Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities", that is rated within the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

SPECIAL INVESTMENT RISKS: The Fund is subject to the risk of current income volatility--that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to the general risks described below.

RISKS OF INVESTING IN ANY OF THE FUNDS

GENERAL INVESTMENT RISKS
To varying degrees, the Funds are all subject to several general types of risks.

     (1) One is market risk--stock and bond price volatility due to changing conditions in the financial markets.

     (2) Another is interest rate risk--the risk that a bond's or stock's value will decline if interest rates change. For example, a rise in interest rates usually causes the market value of fixed-rate securities to go down.

     (3) Another kind of risk is company risk. For stocks and bonds, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value. In addition, for bonds and other debt securities, company risk comes from the possibility the issuer won't be able to pay principal and interest when due.

MANAGEMENT OF THE FUNDS

THE FUNDS' INVESTMENT ADVISER
Teachers Advisors, Inc. ("Advisors") manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Funds' Board of Trustees (the "Board"). Advisors is an indirect wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"). It is registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds, the TIAA-CREF Mutual Funds, and the investment portfolio of New York State's College Choice Tuition Savings Plan. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund ("CREF"). As of December 31, 1999, Advisors and Investment Management together had $181 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also acts as liaison among the various service providers to the Funds, including custodians, fund administrators, and transfer agents.

Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Advisors, Advisors is entitled to an annual fee of 0.27%, 0.23%, 0.23%, 0.18%, 0.19%, 0.18%, and 0.15% of the average daily net assets of the Institutional International Equity Fund, the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, the Institutional Social Choice Equity Fund, the Institutional Bond Fund, and the Institutional Money Market Fund, respectively. Advisors has agreed to waive a portion of its investment management fee equal to, on an annual basis: 0.09% of the average daily net assets of the Institutional International Equity Fund; 0.07% of the average daily net assets of each of the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, and the Institutional Social Choice Equity Fund; and 0.05% of the average daily net assets of each of the Institutional Bond Fund and the Institutional Money Market Fund. This waiver is contractual and will remain in effect until July 1, 2003.

PRIOR PERFORMANCE OF INVESTMENT ADVISER
Please do not confuse the Funds with other registered investment company portfolios using very similar or nearly identical names that are offered by TIAA-CREF Mutual Funds, by CREF, by a separate account of TIAA, or by a mutual fund dedicated to a separate account of TIAA-CREF Life Insurance Company (a wholly-owned subsidiary of TIAA). However, the investment objectives and policies of certain Funds are very similar to the investment objectives and policies of other registered investment company portfolios that are managed by Advisors or Investment Management. Nevertheless, the investment performance of the Funds may be lower, or higher, than the investment results of such other portfolios. We do not promise that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund, CREF account, or separate account portfolio, even if the other portfolio uses a very similar name, is managed by the same investment advisory personnel, and has the same investment objective and policies as the applicable Fund.

TIAA-CREF Institutional Mutual Funds commenced operations on June 14, 1999, and each Fund has a limited performance record. However, the investment objective, policies, strategies, and risks of each of the Funds (except the Institutional Social Choice Equity Fund) is substantially similar to one or more other registered investment company portfolios managed by Advisors or Investment Management. The performance of these other portfolios may be relevant to prospective investors in TIAA-CREF Institutional Mutual Funds.

The charts below show historical performance for: the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Bond Plus Fund, and the Money Market Fund of TIAA-CREF Mutual Funds (managed by Advisors); the Stock Index Account of TIAA Separate Account VA-1 (managed by Advisors); the Stock Index Fund of TIAA-CREF Life Funds (managed by Advisors); and the Growth Account, the Equity Index Account, and the Money Market Account of CREF (managed by the same personnel in their capacities with Investment Management). The data is provided to illustrate the experience of Advisors' personnel in managing investment portfolios substantially similar to the Institutional International Equity Fund, the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, the Institutional Bond Fund, and the Institutional Money Market Fund of TIAA-CREF Institutional Mutual Funds. (Because CREF's Social Choice Account is a balanced portfolio with both debt and equity components, there exists no investment portfolio managed by Advisors' personnel that is substantially similar to the Institutional Social Choice Equity Fund.) The performance of an appropriate broad-based securities market index, adjusted to reflect the reinvestment of dividends on securities in the index, is also presented for each Fund.

The historical performance information presented is not intended to predict or suggest the returns that the corresponding Fund of TIAA-CREF Institutional Mutual Funds might experience. The results are net of investment management and other operating expenses of the portfolios.

After taking into account the contractual fee waiver and expense reimbursement arrangement, each Fund of TIAA-CREF Institutional Mutual Funds has lower total annual operating expenses than the corresponding portfolios of the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds (a mutual fund portfolio offered solely to a separate account of TIAA-CREF Life Insurance Company), TIAA Separate Account VA-1 (a variable annuity managed account offered solely to TIAA), and CREF (variable annuity managed accounts) during the periods illustrated.

                                                     1 YEAR ENDED   5 YEARS ENDED
AVERAGE ANNUAL TOTAL RETURN                 PERIOD:  DEC. 31, 1999  DEC. 31, 1999
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------
International Equity Fund of TIAA-CREF Mutual Funds         55.83%           N/A
MSCI EAFE Index                                             26.97%           N/A
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL GROWTH EQUITY FUND
---------------------------------------------------------------------------------
Growth Equity Fund of TIAA-CREF Mutual Funds                33.00%           N/A
Russell 3000 Growth Index                                   33.82%           N/A
Growth Account of CREF                                      32.52%         30.86%
Russell 3000 Growth Index                                   33.82%         31.10%
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL GROWTH AND INCOME FUND
---------------------------------------------------------------------------------
Growth & Income Fund of TIAA-CREF Mutual Funds              24.46%           N/A
S&P 500 Index                                               21.04%           N/A
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL BOND FUND
---------------------------------------------------------------------------------
Bond Plus Fund of TIAA-CREF Mutual Funds                   (1.01)%           N/A
Lehman Aggregate Bond Index                                 (.82)%           N/A
Bond Market Account of CREF                                (1.12)%          7.40%
Lehman Aggregate Bond Index                                 (.82)%          7.73%
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL EQUITY INDEX FUND
---------------------------------------------------------------------------------
Stock Index Fund of TIAA-CREF Life Funds                      N/A            N/A
Russell 3000 Index                                          20.90%           N/A
Stock Index Account of TIAA Separate Account VA-1           20.21%         26.47%
Russell 3000 Index                                          20.90%         26.94%
Equity Index Account of CREF                                20.82%         26.64%
Russell 3000 Index                                          20.90%         26.94%
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL MONEY MARKET FUND
---------------------------------------------------------------------------------
Money Market Fund of TIAA-CREF Mutual Funds                  5.05%           N/A
IBC Money Fund All-Taxable Avg.                              4.64%           N/A
Money Market Account of CREF                                 4.98%          5.42%
IBC Money Fund All-Taxable Avg.                              4.64%          5.57%
---------------------------------------------------------------------------------
             AS OF DECEMBER 28, 1999:                        7-DAY YIELD
---------------------------------------------------------------------------------
Money Market Fund of TIAA-CREF Mutual Funds                     5.67%
Money Market Account of CREF                                    5.61%
IBC Money Fund All-Taxable Avg.                                 5.13%

     10 YEARS ENDED  INCEPTION TO    INCEPTION OF
     DEC. 31, 1999   DEC. 31, 1999   ACCOUNT/FUND
--------------------------------------------------
--------------------------------------------------
               N/A          29.16%   Sept. 2, 1997
               N/A          18.41%   Sept. 2, 1997
--------------------------------------------------
--------------------------------------------------
               N/A          33.36%   Sept. 2, 1997
               N/A          32.01%   Sept. 2, 1997
               N/A          27.74%   Apr. 29, 1994
               N/A          28.40%   Apr. 29, 1994
--------------------------------------------------
--------------------------------------------------
               N/A          27.45%   Sept. 2, 1997
               N/A          25.20%   Sept. 2, 1997
--------------------------------------------------
--------------------------------------------------
               N/A           5.26%   Sept. 2, 1997
               N/A           5.22%   Sept. 2, 1997
               N/A           7.68%    Mar. 1, 1990
               N/A           7.92%    Mar. 1, 1990
--------------------------------------------------
--------------------------------------------------
               N/A          21.20%    Jan. 4, 1999
               N/A          20.90%    Jan. 4, 1999
               N/A          24.96%    Nov. 1, 1994
               N/A          30.51%    Nov. 1, 1994
               N/A          23.82%   Apr. 29, 1994
               N/A          24.12%   Apr. 29, 1994
--------------------------------------------------
--------------------------------------------------
               N/A           5.29%   Sept. 2, 1997
               N/A           5.05%   Sept. 2, 1997
              5.24%          5.73%    Apr. 1, 1988
              6.05%          7.17%    Apr. 1, 1988
--------------------------------------------------
         7-DAY EFFECTIVE YIELD
--------------------------------------------------
                 5.83%
                 5.76%
                 5.26%


TEAM MANAGEMENT
Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund's investments.

SERVICE PROVIDERS
TIAA-CREF Institutional Mutual Funds may rely on affiliated or unaffiliated persons for services related to record keeping and other shareholder services (e.g., unaffiliated transfer agents maintaining individual account records for omnibus accounts in certain circumstances), may compensate such service providers, and may reflect these payments as an administrative expense of the applicable class of shares.

------------------------------------------------------------------------------

Calculating Share Price

We determine the net asset value ("NAV") per share, or share price, of a Fund on each day the New York Stock Exchange is open for business. We do this when trading closes on all U.S. national exchanges where securities or other investments of a Fund are principally traded. We will not price Fund shares on days that the New York Stock Exchange is closed. We compute a Fund's NAV by dividing the value of the Fund's assets, less its liabilities, by the number of outstanding shares of that Fund.

For Funds other than the Institutional Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the TIAA-CREF Institutional Mutual Funds' Board of Trustees. Money market instruments with maturities of sixty days or less are valued at amortized cost. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund's net asset value is calculated.

To calculate the Institutional Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Institutional Money Market Fund would receive if it sold the security.

------------------------------------------------------------------------------

Dividends and Distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

                            FUND                              DIVIDEND PAID
---------------------------------------------------------------------------
Institutional International Equity Fund                            Annually
Institutional Growth Equity Fund                                   Annually
Institutional Growth and Income Fund                              Quarterly
Institutional Equity Index Fund                                    Annually
Institutional Social Choice Equity Fund                            Annually
Institutional Bond Fund                                             Monthly
Institutional Money Market Fund                                     Monthly

Although we pay dividends monthly from the Institutional Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from Funds that have them once a year.

You can elect from among the following distribution options:

  1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your distribution option.

  2. INCOME-EARNED OPTION. We'll automatically reinvest your capital gain distributions, but you will be sent a check for each dividend distribution.

  3. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend distributions, but you will be sent a check for each capital gain distribution.

  4. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.

We make distributions for each Fund on a per share basis to the shareholders of record on the Fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. (See the discussion of "buying a dividend" below.) Cash distribution checks will be mailed within seven days of the distribution date.

------------------------------------------------------------------------------

Taxes

As with any investment, you should consider how your investment in any Fund will be taxed.

TAXES ON DISTRIBUTIONS. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax, and possibly also state or local taxes, on distributions each year. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions may be taxed at a maximum federal rate of 20 percent to individual investors (or at 10 percent to individual investors who are in the 15 percent tax bracket).

TAXES ON TRANSACTIONS. Redemptions, including exchanges to other Funds, are also subject to capital gains tax or capital loss deductions. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

BACKUP WITHHOLDING. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 31% of all the taxable distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

"BUYING A DIVIDEND." If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund's distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

OTHER RESTRICTIONS. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

SPECIAL CONSIDERATIONS FOR CERTAIN INSTITUTIONAL INVESTORS. If you are a corporate investor, a portion of the dividends from net investment income paid by the Institutional Growth Equity Fund, the Institutional Growth and

Income Fund, the Institutional Equity Index Fund, and the Institutional Social Choice Equity Fund will generally qualify for the corporate dividends-received deduction. However, the portion of the dividends that qualify depends on the aggregate qualifying dividend income received by each Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. We expect that little or none of the distributions paid by the Institutional International Equity Fund, the Institutional Bond Fund, and the Institutional Money Market Fund will qualify for the corporate dividends-received deduction.

CLIENTS OF TIAA-CREF TRUST COMPANY, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.

------------------------------------------------------------------------------

Your Account: Buying, Selling or
Exchanging Shares

ELIGIBLE INVESTORS

Shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries"), such as TIAA-CREF Trust Company, FSB (the "Trust Company"), or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds. Collectively with TIAA-CREF Intermediaries, these contractually eligible investors are referred to as "Eligible Investors" in the rest of this prospectus.

In the future, TIAA-CREF Institutional Mutual Funds may offer additional classes of shares (with different shareholder servicing, distribution, administrative, or other fees and expenses) for some or all of its Funds. For example, we may introduce another class of shares to be sold directly to investors who do not have a specific contractual relationship with a TIAA-CREF Intermediary.

PURCHASE OF FUND SHARES

There is no minimum investment requirement for Eligible Investors. All purchases must be in U.S. dollars.

We consider all requests for purchases to be received when they are received in "good order" (see page 38).

There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

PURCHASES BY ELIGIBLE INVESTORS
Only Eligible Investors may invest in the Funds. All other prospective investors should contact their TIAA-CREF Intermediary for applicable purchase requirements.

To purchase shares, an Eligible Investor should instruct its bank to wire money to

         State Street Bank and Trust Company
         ABA Number 011000028
         DDA Number 9905-454-6.

Specify on the wire:

         (1) TIAA-CREF Institutional Mutual Funds;

         (2) account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number;

         (3) whether the investment is for a new or existing account (provide Fund account number if existing); and

         (4) the Fund or Funds in which you want to invest, and amount to be invested in each.

INVESTING THROUGH THE TRUST COMPANY
Clients of the Trust Company may invest in TIAA-CREF Institutional Mutual Funds only through the Trust Company, which is an Eligible Investor and serves as the TIAA-CREF Intermediary for its clients. Contact the Trust Company regarding how investments in Fund shares are held for your benefit. In addition to the fees and expenses deducted by the Funds, you may be charged a fee by the Trust Company for the services it provides you.

POINTS TO REMEMBER FOR ALL PURCHASES
- Each investment by an Eligible Investor in TIAA-CREF Institutional Mutual Funds must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

- If you invest in TIAA-CREF Institutional Mutual Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their TIAA-CREF Intermediary (in addition to the fees and expenses deducted by the Funds).

- If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

IN-KIND PURCHASES OF SHARES
Advisors, at its sole discretion, may permit an Eligible Investor to purchase shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund's investment restrictions. If the Fund accepts the securities, the Eligible Investor's account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact their TIAA-CREF Intermediary.

HOW TO REDEEM SHARES

REDEMPTIONS BY ELIGIBLE INVESTORS
Eligible Investors can redeem (sell) their Fund shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your TIAA-CREF Intermediary.

We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

We accept redemption orders through a telephone request made by calling 800 897-9069.

Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is in good order (see page 38). If a redemption is requested shortly after a recent purchase by check, the redemption proceeds may not be paid until payment for the purchase is collected. This can take up to ten days.

We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

REDEEMING SHARES THROUGH THE TRUST COMPANY
If you purchased shares through the Trust Company, it is responsible for making any redemption proceeds available to you. In addition, the Trust Company may impose its own restrictions on your ability to redeem shares. Please contact the Trust Company directly for more information.

IN-KIND REDEMPTIONS OF SHARES
Large redemptions by any Eligible Investor that exceed $250,000 or 1% of a Fund's assets during any 90-day period may be considered detrimental to the Fund's existing shareholders. Therefore, at its sole discretion, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner will need to be sold through a broker, and you may therefore incur transaction costs when you sell them.

HOW TO EXCHANGE SHARES

EXCHANGES BY ELIGIBLE INVESTORS
Eligible Investors can exchange shares in a Fund for shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through a TIAA-CREF Intermediary or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security or Tax Identification Number. An exchange is considered a sale of securities, and therefore is a taxable event.

We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time.

Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

MAKING EXCHANGES THROUGH THE TRUST COMPANY
If you purchased shares through the Trust Company, it is responsible for making any exchanges on your behalf. In addition, the Trust Company may impose its own restrictions on your ability to make exchanges. Please contact the Trust Company directly for more information.

OTHER INVESTOR INFORMATION

GOOD ORDER. Requests for transactions by Eligible Investors will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. "Good order" means that an Eligible Investor's transaction request includes its Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required.

SHARE PRICE. The share price we use for transactions will be the NAV per share next calculated after Boston Financial Data Services receives an Eligible Investor's request in good order. If an Eligible Investor purchases or redeems shares anytime before the New York Stock Exchange closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the New York Stock Exchange closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor (including the Trust Company) may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day's NAV per share as the transaction price.

TAX IDENTIFICATION NUMBER. Each Eligible Investor must provide its Taxpayer Identification Number (which, for most individuals, is your Social Security Number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor doesn't furnish its Taxpayer Identification Number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

SIGNATURE GUARANTEE. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a signature guarantee. This requirement is designed to protect you and the TIAA-CREF Institutional Mutual Funds from fraud, and to comply with rules on stock transfers.

TRANSFERRING SHARES. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

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                                       39

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
For the Period June 14, 1999 (commencement of operations) to September 30, 1999

The Financial Highlights table is intended to help you understand the Funds' financial performance since they began operations on June 14, 1999 through the period ended September 30, 1999. Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young, LLP, independent auditors. Their report appears in TIAA-CREF Institutional Mutual Funds' Annual Report. It is available without charge upon request.

                                                          INSTITUTIONAL    INSTITUTIONAL
                                                          INTERNATIONAL       GROWTH
                                                             EQUITY           EQUITY
                                                              FUND             FUND
----------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net asset value, beginning of period................       $ 10.00          $ 10.00
                                                             -------          -------
  Gain (loss) from operations:
    Net investment income.............................          0.04             0.02
    Net realized and unrealized gain (loss) on
      investments.....................................          0.62             0.12
                                                             -------          -------
        Total gain (loss) from operations.............          0.66             0.14
  Less distributions from:
    Net investment income.............................            --               --
                                                             -------          -------
        Total distributions...........................            --               --
                                                             -------          -------
  Net asset value, end of period......................       $ 10.66          $ 10.14
                                                             =======          =======
  TOTAL RETURN........................................          6.60%            1.40%
RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period (in thousands)..........       $27,472          $30,535
  Ratio of expenses to average net assets before fee
    waiver and expense reimbursement..................          0.39%            0.35%
  Ratio of expenses to average net assets after fee
    waiver and expense reimbursement..................          0.09%            0.07%
  Ratio of net investment income to average net
    assets............................................          0.45%            0.20%
  Portfolio turnover rate.............................         21.35%           21.08%

The percentages shown above are not annualized.

                                     INSTITUTIONAL
     INSTITUTIONAL   INSTITUTIONAL      SOCIAL                       INSTITUTIONAL
       GROWTH &         EQUITY          CHOICE       INSTITUTIONAL       MONEY
        INCOME           INDEX          EQUITY           BOND           MARKET
         FUND            FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------
        $ 10.00         $ 10.00         $ 10.00         $ 10.00         $  1.00
        -------         -------         -------         -------         -------
           0.04            0.04            0.04            0.17            0.02
          (0.25)          (0.28)          (0.18)          (0.03)             --
        -------         -------         -------         -------         -------
          (0.21)          (0.24)          (0.14)           0.14            0.02
          (0.03)             --              --           (0.17)          (0.02)
        -------         -------         -------         -------         -------
          (0.03)             --              --           (0.17)          (0.02)
        -------         -------         -------         -------         -------
        $  9.76         $  9.76         $  9.86         $  9.97         $  1.00
        =======         =======         =======         =======         =======
          (2.05)%         (2.40)%         (1.40)%          1.42%           1.51%
        $25,174         $25,064         $24,731         $30,354         $25,378
           0.38%           0.36%           0.37%           0.35%           0.36%
           0.07%           0.05%           0.05%           0.06%           0.05%
           0.36%           0.39%           0.37%           1.77%           1.52%
          10.95%           9.51%           0.06%         173.31%            n/a

FOR MORE INFORMATION ABOUT TIAA-CREF INSTITUTIONAL
MUTUAL FUNDS

The following documents contain more information about the Funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the preceding fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:       Call 800 478-2966
In writing:         TIAA-CREF Institutional Mutual Funds
                    P.O. Box 4674
                    New York, NY 10164
Over the Internet:  www.tiaa-cref.org/mfunds

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-800-SEC-0339) in Washington, D.C. The reports and other information are also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 478-2966 or write us.

Investment Company Act File No. 811-9301

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